Exhibit 99.1

Gordon Pointe Acquisition Corp. Sets Date for Special Meeting of Shareholders to Vote on Merger Agreement with HOF Village, LLC

NEW YORK and NAPLES, Fla., February 21, 2020 /PRNewswire/ -

Gordon Pointe Acquisition Corp. (the “Company") (NASDAQ: GPAQ, GPAQU, GPAQW), a publicly traded special purpose acquisition company, and HOF Village, LLC ("HOFV") announced today that it has set a date for the Special Meeting of its stockholders (the “Special Meeting”). At the Special Meeting, stockholders will be asked to approve the business combination contemplated by the previously announced Agreement and Plan of Merger, dated as of September 16, 2019. The terms of the Agreement and Plan of Merger provide, among other things, for HOF Village Newco, LLC, a subsidiary of HOFV that will hold all of HOFV's operations, to be merged with and into a wholly-owned subsidiary of the Company (the “Business Combination”). HOFV’s management and equity holders have committed to roll 100% of their equity into the combined entity.

The Special Meeting will be held on March 25, 2020, at 10:00 a.m., Eastern time, at the offices of Fox Rothschild LLP, at 2000 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103. Company stockholders of record at the close of business on February 18, 2020, will be entitled to receive notice and vote at the Special Meeting.

The completion of the Business Combination remains subject to other customary closing conditions, including receipt of approval from the Company’s stockholders. The Business Combination is expected to close by the end of March 2020.

About HOF Village, LLC

Johnson Controls Hall of Fame Village, a development of HOF Village, LLC is a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame's campus in Canton, Ohio. It provides a themed sports, entertainment and media venue to capitalize on the popularity and fandom associated with professional football and its legendary players. HOF Village, LLC was founded by the Pro Football Hall of Fame through its wholly owned, for profit subsidiary Hall of Fame Village, Inc. and Industrial Realty Group, LLC.

About Gordon Pointe Acquisition Corp.

The Company is a special purpose acquisition company formed by Mr. James Dolan. The Company raised $125 million in its initial public offering in January of 2018. Additional information can be found at www.gordonpointe.com.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and the Company's and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of the Company and/or Holdings to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company and Holdings.

Additional Information about the Transaction and Where to Find It

This communication is being made in respect of the proposed business combination between the Company and HOFV. In connection with the proposed business combination, the Company has filed with the SEC a proxy statement and Holdings has filed a registration statement on Form S-4, which includes a definitive proxy statement/final prospectus, which registration statement was declared effective on February 14, 2020, which definitive proxy statement will be mailed to stockholders of the Company on or about February 24, 2020. Before making any voting or investment decision, shareholders of the Company are urged to carefully read the definitive proxy statement/final prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Company, Holdings, HOFV and the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Participants in the Solicitation

The Company, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company's directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019, and also in Holdings’ registration statement on Form S-4, which includes a definitive proxy statement/final prospectus of the Company, which registration statement was declared effective on February 14, 2020.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CONTACT:

Anne Graffice

HOF Village, LLC Media Inquiries

330-458-9176

Anne.Graffice@ProFootballHOF.com

Investor Contacts

Jacques Cornet, (646) 277-1285

Jacques.Cornet@icrinc.com

or

Will Swett, (646) 677-1818

Will.Swett@icrinc.com

Media Contacts

Jason Chudoba, (646) 677-1249

Jason.Chudoba@icrinc.com

or

Phil Denning, (646) 277-1258

Phil.Denning@icrinc.com

3